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EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Engineered Support Systems, Inc. (the "Company") on Form 10-K for the year ended October 31, 2002 (the "Report"), I, Michael F. Shanahan, Sr., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2003


By: /s/ Michael F. Shanahan, Sr.
    ------------------------------------
    MICHAEL F. SHANAHAN, SR.
    Chairman and Chief Executive Officer


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